Award Timing Disclosure	12 Months Ended
Apr. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Policies and Practices Related to the Grant of Certain Equity Awards.

We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments to our named executive officers, historically, including during fiscal 2025, our compensation committee has not granted such awards. In certain circumstances, including the hiring or promotion of an officer, the compensation committee may approve grants to be effective at other times.

Award Timing MNPI Considered	false